METROPOLITAN SERIES FUND

SUPPLEMENT DATED SEPTEMBER 4, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

The following changes are made to the prospectus of BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Jeffrey R. Lindsey and Bryan Krause, who have been jointly and primarily responsible for the day-to-day management of the Portfolio since 2002 and 2012, respectively.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

Jeffrey R. Lindsey, CFA, a Managing Director of BlackRock, and Bryan Krause, a Director of BlackRock, have been jointly and primarily responsible for the day-to-day management of the Portfolio since 2002 and 2012, respectively. Mr. Lindsey was employed by the Portfolio’s former subadviser, State Street Research. He joined BlackRock in 2005 following the merger between BlackRock and State Street Research. Mr. Lindsey leads BlackRock’s Fundamental Large Cap Growth Team.

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Mr. Krause, a manager of the Portfolio since 2012, has been a Director of BlackRock since 2009 and a portfolio manager and analyst for BlackRock’s Fundamental Large Cap Growth equity team since 2002.